Company Update November 2014 Exhibit 99.1 NASDAQ:

Forward Looking Statement
Zogenix cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests," "assuming," "designed" and similar expressions are intended to identify forward-looking statements. These forward-looking statements include: the expected timing of the FDA review and action date and potential approval of the sNDA and updated labels with abuse deterrent claims for Zohydro ER; the potential to develop an abuse deterrent formulation of Zohydro ER with Altus and the timing of related studies; the potential timing of negotiating and carrying out a co-promotion agreement for Zohydro ER; the timing of the commencement of Phase 3 clinical trials for Brabafen and a multi-dose clinical and safety study and Phase
3 clinical trials for Relday and the timing of the results; the potential timing of NDA submissions for each of the abuse deterrent formulation of
Zohydro ER with Altus, Brabafen and Relday and the expected timing of the FDA review and potential approval of the NDA submissions; the size of the commercial opportunity for Zohydro ER and Relday; and the ability to secure debt financing based on the non-binding term sheet. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with regulatory review and approval of the sNDA, including the risk that additional information or data requests from the FDA could significantly delay the FDA’s review period; risks and uncertainties associated with the development and regulatory approval of an abuse deterrent formulation with Altus and Zogenix's reliance on Altus and its drug delivery platform in such development efforts; unexpected adverse side effects or inadequate therapeutic efficacy of the abuse deterrent formulations that could limit approval and/or commercialization; Zogenix’s dependence on the successful commercialization of Zohydro ER; Zogenix’s ability to achieve broad market acceptance and generate revenues from sales of Zohydro ER; public concern regarding the safety of drug products such as Zohydro ER and the impact of negative publicity and political influences relating to the regulation of the pain management market in general and opioids and Zohydro ER in particular; competition from other pharmaceutical or biotechnology companies; risks associated with the acquisition of Brabant and integration of
Brabant's operations into Zogenix's business, including an increase in near and long-term expenditures, exposure to unknown liabilities and diversion of Zogenix's management's time and attention; Zogenix’s dependence on its contract manufacturers and its ability to ensure an adequate and continued supply of Zohydro ER to meet market demand; Zogenix’s dependence on third parties to develop an abuse deterrent formulation of
Zohydro ER, Relday and Brabafen; the potential that earlier clinical trials may not be predictive of future results; Zogenix’s ability to successfully enforce its marketing exclusivities and intellectual property rights, and to defend the patents covering Zohydro ER, including the potential for
Paragraph IV litigation relating to the product; the potential product liability exposure associated with pharmaceutical products such as Zohydro ER and other products Zogenix may in-license or acquire; difficulties in identifying, negotiating and carrying out a co-promotions agreement for Zohydro
ER; Zogenix’s ability to fully comply with numerous federal, state and local laws and regulatory requirements that apply to its commercial activities;
the risk that Zogenix will be unable to negotiate and enter into definitive agreements for a potential debt financing, on acceptable terms, or at all;
Zogenix's ability to raise additional funding that it may need to continue to pursue its commercial and business development plans; and other risks detailed under “Risk Factors”and elsewhere in Zogenix’s periodic reports and other filings made with the Securities and Exchange Commission from time to time. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.

Zogenix®

Zohydro® ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

BRABAFEN™

ONCE-MONTHLY
RELDAY™
risperidone
LONG-ACTING SUBCUTANEOUS INJECTION

CHRONIC PAIN SCHIZOPHRENIA
$16B Market
Launch March 2014
Co-Promote Opportunity
ADF potential approvals
2015 and 2016
Orphan Designation
US and EU
Phase 3  2Q2015
$29B+ Market
Worldwide Market Rights
Phase 1b  Jan 2015
Co-Development/
Commercialization
Opportunities
DRAVET SYNDROME
(low-dose fenfluramine)
Developing and Commercializing
High Value CNS Products
Dravet syndrome
Product Candidate With
Long-Term Data
Subcutaneous
Once-Monthly
Antipsychotic
Oral, 12-Hour
Extended Release
Hydrocodone without
Acetaminophen
CHRONIC PAIN
*
*12 months ended March 2014 Retail/Institutional Dollars
Symphony Health Systems (SHS) Source
®
April 2013 – March 2014. Pain -  Retail TRx Dollars. Antipsychotic -  Retail and Institution Dollars

Zogenix®

	Clinical Development				NDA	Commercial
Pain						
Zohydro® ER - capsules (extended-release hydrocodone)						Mar 2014
Zohydro ER® – capsules w/ADT (extended-release hydrocodone)	sNDA Submitted Sept 30, 2014 Abuse Liability Studies Jan 2015					Target Action Date: Jan 30, 2015 Updated Label: Target Q4 2015
ZX007– tablets w/ADT (extended-release hydrocodone)			PK Study Jan 2015	Phase 3 Not Required	NDA Target: 1H 2016	
Epilepsy: Dravet syndrome						
Brabafen™ (Low-Dose Fenfluramine)				Phase 3 Q2 2015	NDA Target: 2H 2016	
Schizophrenia						
Relday™ (Long-Acting SQ Risperidone)		Multi-Dose Study Jan 2015		Phase 3 Target 2016	NDA Target: 2018

CNS Pipeline – Innovative Development and Regulatory Timelines 4

Zohydro® ER

(hydrocodone bitartrate) CII

EXTENDED-RELEASE CAPSULES

5 Oral, Extended Release Hydrocodone Acetaminophen -Free Hydrocodone Product FDA Approved October 2013 Launched March 2014

Zohydro ER Commercial Update
•
15,134 Prescriptions in 3Q 2014, up 47% over 2Q 2014
•
31,000 Prescriptions and 4000 Prescribers from Launch
Through October 24, 2014
•
8 out of 10 Prescriptions Approved by Payers
•
Average NSP $240
•
>7000 Pharmacies Stocking Zohydro ER
METRICS
•
sNDA for modified formulation with abuse deterrent properties filed September 30, 2014 – target action date January 30, 2015
•
Hydrocodone Combination Products  Rescheduled from
Schedule III to Schedule II (October 2014)
•
Dr. Janet Woodcock, FDA, BioCentury TV, November 9, 2014:
ADT is  in “infancy” stage and rather than forcing conventional opioids off the market, FDA is focused on getting more abuse-
deterrent products approved
MARKET
DYNAMICS
Symphony Health Solutions, Source® PHAST Prescription Monthly, July – September 2014
Symphony Health Solutions, Source® PHAST Prescription Weekly, February  2014 - October 24, 2014

Zogenix®

Zohydro® ER
(hydrocodone bitartrate) CII
EXTENDED-RELEASE CAPSULES

Zohydro ER Fills an Important Medical Need
•
About 5% of patients on hydrocodone combination products are using it to manage chronic pain
– Unintentional acetaminophen overdose* is the leading cause of acute liver failure
– No extended-release version of hydrocodone had been available
•
Zohydro ER is a more appropriate treatment
than IR-HC/APAP for severe chronic pain patients
requiring around-the-clock opioid therapy
– No acetaminophen
– Extended-release allows more consistent pain relief
– 12-hour dosing reduces total pills in 30-day prescription
– Simple transition from IR-HC to ER-HC vs. switching to a different type of extended-release molecule such morphine or oxycodone
*Blieden M, et.al. Expert Rev Clin Pharmacol. 2014

SaferLock ™
Locking Bottle
for safe storage
Zogenix Commitment to
Responsible Commercialization
•
Broad, Integrated Educational Resources for
Patients, Physicians and Pharmacists
EDUCATION
Commercial Activity Focused On Select Physicians –
High Decile ER/LA Opioid Prescribers (~60% of ER/LA opioid market)
MARKETING
•
Certification of Zogenix Territory Representatives
•
Incentive Compensation Based On Achieving Safe Use
Goals
SALES
•
Surveillance and Monitoring to Detect
Potential Misuse, Abuse and Diversion
MONITORING
•
Distribution of Safe Storage Mechanisms
STORAGE
•
Abuse Deterrent Formulations
ADF

•
Addition of Inert Beads That Form a Viscous Gel
When Crushed and Dissolved in Aqueous Solvents
– Designed to be injection and insufflation resistant
•
Supplemental Application to Approved NDA
– Formulation submission September 2014
– Further submission with Abuse Liability Studies
(additional AD label claims) H1 2015
•
Hardened Tablet to Avoid Crushing and Chewing
•
Maintains Zohydro ER’s Unique Release Profile
•
Extraction Resistant
•
Insufflation and Injection Resistant
•
Separate NDA - Referencing Current Approved
NDA for Safety and Efficacy
– No Phase 3 Studies Required
– Submission H2 2016
•
Extended IP Runway (>2030)
Abuse Deterrent (AD) Formulations
In Development
TWO
Simultaneous
APPROACHES
Modification of
Approved Capsule
Formulation
Development
of Novel Tablet
Formulation
with Altus

Low-dose fenfluramine
for the treatment of Dravet syndrome,
a rare and catastrophic form of intractable
epilepsy that begins in infancy
Phase 3 Candidate
Orphan drug designation in Europe and U.S.
BRABAFEN
™

Brabant Pharma Acquisition
•
Acquired October 27, 2014 for $20 million in cash and $15 million in stock plus potential future milestone and royalty payments
•
Worldwide development and commercialization rights to Brabafen
TM
, low-
dose fenfluramine, for the treatment of Dravet syndrome, a rare and catastrophic form of intractable epilepsy that begins in infancy
– Orphan drug designation in Europe and the U.S.
– Phase 3 clinical studies of Brabafen planned for second quarter of 2015
– Longest duration data (26 years) in treatment of Dravet syndrome
•
Signed a non-binding term sheet for a $20 million term loan plus an additional $4 million in a revolving line of credit
– Potential financing expected to help fund R&D expenses for Brabafen

Dravet Syndrome –
Rare And Severe Condition
•
Orphan disease with incidence between 1:20,000 and 1:40,000 live births
•
Genetic condition associated with mutations of the SCN1A gene
– Severe, frequent seizures; drug-refractory
– Cognitive decline; increasing motor problems
– Children do not outgrow condition, require constant care and supervision
•
Significant mortality (approx. 15 - 20%), more frequent during childhood
– Patients often suffer from Status Epilepticus (severe, continuous seizures) and are at increased risk of Sudden Unexpected Death in Epilepsy (SUDEP)
•
Current treatments are limited and inadequate
– No US product FDA-approved for Dravet syndrome
– Stiripentol is the only drug specifically approved in EU for Dravet syndrome and has limited and restricted use

Long Term Results of Brabafen In Dravet Syndrome
Showed Significant Reduction in Seizures (n=15)
Brabafen Responder Analysis
100%
80%
60%
40%
20%
0%
>50%
>70% >90%
Seizure
Free
FDA Assessment of Primary Efficacy
In Dravet syndrome
93%
N=14
93%
N=14
87%
N=12
67%
N=10
•
Average length of treatment >12 years;
longest duration = 26 years
– Mean age at last evaluation = 19 yr (3-35 yr)
•
Fenfluramine (5-10 mg BID) added on
to existing antiepileptic drug therapy
•
Seizure diary follow-up twice a year;
clinical & echocardiogram every year
•
Efficacy:
– Evidence that seizures in some patients
ceased within days of starting treatment
– On average patients were seizure free
for approximately 6 years (1-19 years)
•
Safety
– Mild/transient side effects – loss of appetite, fatigue, somnolence
– Evidence of clinically insignificant heart valve thickening in 3/15 patients (resolved in 1 patient)
• Not progressive – all patients remain in study
– No pulmonary hypertension

Remaining Development Plan for Brabafen
•
Agreed  upon pre-clinical and clinical requirements from FDA and EMA
•
Phase 3 pivotal clinical study protocol
– Two placebo controlled studies (United States and Europe)
– 40-60 patients each
– Add-on therapy
– 12-week evaluation period
– Evaluating number of seizures compared to baseline
•
Phase 3 initiation planned for second quarter 2015
– Phase 3 data in early 2016
– U.S. potential approval in late 2016
– European potential approval in 2017

ONCE-MONTHLY

RELDAY™

risperidone

LONG-ACTING SUBCUTANEOUS INJECTION

15 Once-Monthly Risperidone Phase 1b – Jan 2015 Proof of Concept Established Schizophrenia With A Unique PK Profile, Available as a Subcutaneous Injection for Treatment of

•
Highly Concentrated U.S. Market with
11,000 Psychiatrists Prescribing Long-
Acting Injectable Antipsychotics
•
Growing U.S. and EU Market for LAI
Products
• Risperdal Consta, 100mg/Month
>$1,200 in U.S.
$2.8 Billion Market
in U.S.+ Europe in 2013
Long Acting Injections (LAIs):
A Highly Attractive Market
Source:  Credit Suisse, May 2014 Note: Includes 2013 WAC $ from SHS JNJ reported ex-U.S. sales.
U.S. LAI Sales (Schizophrenia)
$ Millions
$400M
$1.2B
2007 2013
20%
CAGR
Further Clinical Evidence of Earlier LAI Usage
Will Likely Drive Additional Upside

Zogenix®

	✕	✕	✕	✕	✓
	✕	✕	✕	✕	✓
	✕	✓	✓	✓	✓
	✕	✕	✕	✕	✓
	✕	✓	✕	✕	✓

17
RELDAY Product Profile vs.
Current LAI Atypical Antipsychotics (AA)
KEY ATTRIBUTES
FROM  PHYSICIAN
RESEARCH
RISPERDAL
CONSTA
(RISPERIDONE)
INVEGA
SUSTENNA
(PALIPERIDONE)
ZYPREXA
RELPREVV
(OLANZAPINE)
ABILIFY
MAINTENA
(ARIPIPRAZOLE)
RELDAY
(RISPERIDONE)
Therapeutic Levels
on Day 1
No Loading Dose/
Oral Supplementation
1X Monthly
Subcutaneous
No Reconstitution
Substantial Market Research Supports Key Features Physicians Want

RELDAY Clinical Program Status
•
Established in the First IND Study
•
Subjects with Schizophrenia (n=40)
•
Pharmacokinetics (PK)
– Therapeutic Levels within 8 hours of Dosing
– First Day Levels Consistent with Comparable Oral Dose
– Duration Consistent with Once-monthly Dosing
– Dose-Proportionality Across the Entire Therapeutic Range
•
Safety /Tolerability
– No Unique Safety or Tolerability Issues with SC Dosing
– Injection Site Reactions Were Mild and Spontaneously Resolved
REGULATORY
STRATEGY
PROOF OF
CONCEPT
•
Confirmed 505(b)(2) NDA in US
•
Abridged Hybrid MAA likely in EU

RELDAY Clinical Study Design
•
Starts in January 2015, Top-Line Results Q3 2015
•
ROW Partnering With Data (H2 2015)
•
End of Phase II Meeting (Q3/Q4 2015)
•
Begin Phase III Trial (H1 2016)
OVERVIEW
INJECTIONS
TIMING
NEXT STEPS
(Target Dates)
•
Relday Patients Will Receive 4 Injections Over 16 Weeks
•
Consta Patients Will Receive 5 Injections (Required to
Reach Steady-State)
•
Open-Label, PK and Safety, in Patients with Chronic, Stable
Schizophrenia or Schizoaffective Disorder (n=40)
•
Patients Randomized
into One of Four Cohorts:
– Cohort 1: Relday, 60mg Once-Monthly SQ Depot Injection
– Cohort 2: Relday, 90mg Once-Monthly SQ Depot Injection
– Cohort 3: Relday, 120mg Once-Monthly SQ Depot Injection
– Cohort 4: Risperdal
®
Consta
®
- 25 mg IM Bi-Weekly Depot Injection

Financial Highlights
Q3 2014 Total Revenue
(Zohydro ER revenue of $4.1M)
$8.8M
Market Capitalization
(8-6-14   ~139,539,151 Shares)
$190M
Q3 2014 Cash Balance
(1)
$50.5M
and $8.5M
(escrow)
$0M
Common Stock Outstanding 153,040,066
Fully Diluted Shares
(3)
185,657,387
Employees 220
(1)
Excludes $24m in debt facility secured with Brabant acquisition and $13.5m related to the Purdue waiver exchange and Teva right of reference agreement
(2)
Excludes $7m working capital advance from Endo International and pending $24m in debt facility
(3)
Fully diluted shares as of 10/17/14 include options to purchase 16,893,600  shares and warrants to purchase 15,723,721 shares with weighted average exercise prices of $2.67 and $2.73 respectively
Debt
(2)

Experienced Management Team
INDUSTRY EXPERIENCE
Roger Hawley
Chief Executive Officer
Co-Founder
27 Glaxo, GSK, Elan, InterMune
Stephen Farr, Ph.D.
President
Co-Founder
21 Aradigm, Cardiff University
Ann Rhoads
Chief Financial Officer
20 Premier, Sprout, DLJ, Bain & Co, Merrill Lynch
Bradley Galer, M.D.
Chief Medical Officer
19 Nuvo Research, Endo
MANUFACTURING DEVELOPMENT COMMERCIALIZATION
History of Successful Execution

Significant Cadence of Potential
Value Creating Milestones Through 2018
2015
Relday Multi-Dose Clinical Trial Begins
Abuse Liability Studies Zohydro ER AD capsules Begins
Potential Zohydro ER Co-Promotion
Brabafen Phase 3 Clinical Trial Begins
Relday Multi-Dose Trial Data Results
NDA for Altus ADF Zohydro ER
Brabafen Phase 3 Data
Relday Phase 3 Clinical Trial
Brabafen EU Approval
& Altus ADF Zohydro ER
2016
2017
2018
sNDA Potential Approval
Zohydro ER (AD capsules)
Updated Zohydro ER label with AD claims
NDA Potential Approval
Zohydro ER (AD tablets)
NDA Potential Approval
Brabafen
Relday Target NDA
Brabafen Target NDA